                                                              EXHIBIT 10.10(c)



                          GUARANTY OF PROMISSORY NOTE



            For valuable consideration, the undersigned, HUGO BOSS, A.G., a German corporation ("Guarantor"), hereby unconditionally guarantees the due, prompt and complete performance (including payment) at stated maturity, by acceleration or otherwise by I.C. Isaacs & Company L.P., a Delaware limited partnership ("Buyer"), of each and every obligation and liability now or hereafter existing of Buyer under that certain Promissory Note, dated
November 5, 1997 ("Note") to Brookhurst, Inc. ("Seller") whether for principal, interest, fees, expenses, attorneys' fees, court costs and collection charges incurred by Seller in enforcing this Guaranty ("the "Obligations") or otherwise.



            The obligations of Guarantor under this Guaranty are independent of the obligations of Buyer, and a separate action or actions may be brought against Guarantor, whether action is brought against Buyer or whether Buyer is joined in any such action or actions; provided, however, Seller shall be required to first comply with any procedures specified in the Note or any agreement ancillary thereto with respect to demands to be made against Buyer or actions to be taken in order to quantify an amount due or identify an issue in dispute.

            If any provision of this Guaranty is held invalid or unenforceable, the remainder of this Guaranty shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

            Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order, except an order with respect to the liability of Buyer or Guarantor under this Note now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Seller with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

            (i) any lack of validity or enforceability of Buyer's obligations under the Note or any other agreement or instrument relating or ancillary thereto;

            (ii) any change in the time, manner, place and/or terms of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of, or any consent to or departure from the Note;

            (iii) any action or inaction, taken under or in respect of the Note and/or any other agreement executed concurrently herewith in the exercise of any remedy, power or privilege therein contained (including, without limitation, the acceleration of the maturity of the Note) or otherwise with respect thereto except the exercise of the right of set-off set forth in

                  Section 6 of the Note and Section 9.12 of the Worldwide Rights Acquisition Agreement ("Acquisition Agreement");

            (iv) the extension of time for Buyer's performance of or compliance with any terms, covenants or agreements on its part to be performed or observed under the Note, or the waiver of such performance or compliance with or consent to the failure in or departure from such performance or compliance;

            (v) the settlement or compromise of the liability of Buyer to pay any and all of the Obligations, or the subordination of the payment of any and all of the Obligations to the prior payment of any other debts or claims of Buyer; or

            (vi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Buyer in respect of the obligations or a surety or guarantor in respect of this Guaranty (it being agreed that the obligations of the Guarantor hereunder shall not be discharged except by payment as herein provided) subject to the right of set-off set forth in Section 6 of the Note and Section 9.12 of the Acquisition Agreement.

Any action, inaction, change, extension, waiver, or consent referred to above may be in such manner and upon such terms Seller and Buyer may deem proper, and without notice to or further assent from the Guarantor, and all without affecting this Guaranty or the obligations of the Guarantor hereunder, which shall continue in full force and effect until all of the Obligations and all obligations of the Guarantor hereunder shall be fully paid and performed.

            Guarantor hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance or of the occurrence of an Event of Default and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Seller exhaust any right or take any action against Buyer or other person or entity.

            Guarantor hereby represents and warrants as follows:

            (i) The execution, delivery and performance by Guarantor of this Guaranty do not contravene any law or contractual restriction binding on or affecting Guarantor.

            (ii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.

            (iii) This Guaranty is a legal, valid and binding obligation of
                  Guarantor, enforceable in accordance with its terms.

            No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Seller.

            No failure on the part of Seller to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by Seller and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Seller may assign or otherwise transfer the Note held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Seller herein or otherwise.

            Seller, in its sole discretion, may proceed to exercise any right or remedy which it may have under this Guaranty without pursuing or exhausting any right or remedy which it may have against Buyer or any other person or entity, for any or all of the Obligations; and Seller may proceed to exercise any right or remedy which it may have under this Guaranty without regard to any actions or omissions of Buyer or any other person or entity subject to the right of set-off set forth in Section 6 of the Note and Section 9.12 of the Acquisition Agreement.

            This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York without reference to its choice of law rules. All disputes hereunder shall be resolved pursuant to the procedures set forth in Section 9.12(a) of the Acquisition Agreement.

            IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. This Guaranty shall terminate immediately upon satisfaction of the Note.



Dated November 5, 1997                          HUGO BOSS A.G.


                                                By: /s/ Jorg-Viggo Muller
                                                   ---------------------------

                                                Name: Jorg-Viggo Muller
                                                     -------------------------

                                                Title: Chief Financial Officer
                                                      ------------------------


                                                By: /s/ Gert-Jurgen Frisch
                                                   ---------------------------

                                                Name: Gert-Jurgen Frisch
                                                     -------------------------

                                                Title: Attorney-in-Fact
                                                      ------------------------

                                                Witness:

                                                       /s/ Illegible
                                                      ------------------------

                                                       /s/ Illegible
                                                      ------------------------

                                       3